                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Apache Corporation's previously filed Registration Statements on Form S-3 (Nos. 33-51253, 33-53129, 33-62753 and 333-12669), Form S-4 (No. 33-61669) and Form S-8 (Nos. 33-31407,
33-37402, 33-53442, 33-59721, 33-59723, 33-63817 and 333-04059).





                                        ARTHUR ANDERSEN LLP

Houston, Texas
March 24, 1997